Exhibit 99.1

TNS Investor Presentation

Forward-Looking Statements There are statements made herein which may not address historical facts and, therefore, could be interpreted to be forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on current expectations, forecasts and assumptions that are subject to risks and uncertainties that could cause actual results to differ materially from those set forth in, or implied by, the forward-looking statements. The Company has attempted, whenever possible, to identify these forward-looking statements using words such as “may,” “will,” “should,” “projects,” “estimates,” “expects,” “plans,” “intends,” “anticipates,” “believes,” and variations of these words and similar expressions. Similarly, statements herein that describe the Company’s business strategy, prospects, opportunities, outlook, objectives, plans, intentions or goals are also forward-looking statements. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including: the Company’s reliance upon a small number of customers for a significant portion of its revenue; competitive factors such as pricing pressures; our customer’s ability to direct their data communications from the Company’s networks to other networks; the Company’s ability to grow its business domestically and internationally by generating greater transaction volumes, acquiring new customers or developing new service offerings; fluctuations in the Company’s quarterly results because of the seasonal nature of the business and other factors outside of the Company’s control; the Company's substantial debt could adversely affect its financial health because the Company may be unable to obtain additional financing for working capital, capital expenditures, acquisitions and general corporate purposes, the Company may not generate sufficient cash flow to repay the debt on a timely basis or to pre-pay the debt, and a significant portion of the Company's cash flow from operations will be dedicated to the repayment or servicing of indebtedness, thereby reducing the amount of cash available for other purposes; the Company's ability to identify, execute or effectively integrate acquisitions; the Company’s ability to identify, execute or effectively integrate future acquisitions; increases in the prices charged by telecommunication providers for services used by the Company; the Company’s ability to adapt to changing technology; additional costs related to compliance with the Sarbanes-Oxley Act of 2002, any revised New York Stock Exchange listing standards, SEC rule changes or other corporate governance issues; and other risk factors described in the Company’s annual report on Form 10-K filed with the SEC on March 16, 2007. In addition, the statements in this report are made as of the date of this filing. The Company expects that subsequent events or developments will cause its views to change. The Company undertakes no obligation to update any of the forward-looking statements made herein, whether as a result of new information, future events, changes in expectations or otherwise These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to May 31, 2007. The forward-looking statements in this document are intended to be subject to the safe harbor protection provided by Sections 27A of the Securities Act and 21E of the Exchange Act. 1

Financial Measures In addition to the results presented in accordance with generally accepted accounting principles, or GAAP, in this presentation the Company presents EBITDA and adjusted earnings and adjusted earnings per share, which are non-GAAP measures. EBITDA is determined by taking operating income and adding back amortization of intangible assets, depreciation and amortization of property and equipment and stock compensation expense. Adjusted earnings is determined by taking pretax income or loss after equity in net loss of unconsolidated affiliate and adding back certain non-cash items, including amortization of intangible assets, stock compensation expense and the write-off of debt issuance costs, and the result is tax-effected at a 38% rate. The Company believes that these non-GAAP measures, viewed in addition to and not in lieu of the Company’s reported GAAP results, provide useful information to investors because these metrics provide a more focused measure of operating results. These metrics are an integral part of the Company’s internal reporting to measure operations of the Company and the performance of senior management. The non-GAAP measures presented herein may not be comparable to similarly titled measures presented by other companies. 2

Management Representatives Henry Graham Chief Executive Officer Dennis Randolph Chief Financial Officer 3

Agenda Who We Are Why Invest What We Do How We Do It Why We Win Financial Highlights 4

Who We Are Gold standard of critical, value-added network connectivity and data transport services to customers in 27 countries around the world Our expertise and network designs address our customers’ data communications needs at an optimum level of performance and value We service: The point-of-sale/service (POS) payments processors, banks and merchants Financial services providers Telecommunication services providers TNS Enabling the World to Transact 5

Why Invest Significant domestic and international growth opportunities in three distinct markets Scalable networks with significant available capacity Recurring revenues and strong operating cash flows Established blue chip customer base Experienced, innovative management team 6

What We Do Point-of-Sale/Point-of-Service (POS) Secure, fast, and reliable data transactions for the global payments industry using our fully-managed, value-added IP and X.25 networks Financial Services Secure voice and data services to the global financial services industry utilizing our private, secure IP network Telecommunication Services Call signaling and database access services utilizing our independent Signaling Systems 7 (SS7) network Customers outsource their data communications needs to TNS due to our significant industry expertise and ability to deliver value-added, cost-effective solutions 7

History $286 MM 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 $285 K 1990 Founded April 1994 IPO ® September 1998 Acquired AT&T Transaction Access Service November 1999 Acquired by April 2001 Re-acquired by founding management and GTCR May 2002 Acquired TranXact from Sprint March 2004 IPO September 2004 Follow-on Revenue Growth May 2005 Tender offer 9 September 2005 Follow-on March 2007 Special Dividend

Financial Services Division (13.4% of Q1 07 Revenues) Private financial data and VoIP networks Telecommunications Services Division (20.5% of Q1 07 Revenues) Call signaling and database access services Q1 07 Revenue $72.7 mm Q1 07 EBITDA $13.4 mm Q1 07 Adj. Earnings $3.6 mm Point-of-Service Division (27.3% of Q1 07 Revenues) Enables optimized transaction delivery between payment processors and ATM or POS terminals International Services Division (38.8% of Q1 07 Revenues) Provides POS, telecommunications and financial services around the world TNS Divisions 10

POS Division We are the largest, fully-managed, value-added network to the payments industry Markets served: POS (credit, debit, ATM and check) Lotteries Vending Convenience stores ® Overview Sample Customers IP, DSL, Wireless, Dial, Dedicated Merchant Processor 11

POS Division (1) The Nilson Report Revenue Model Industry Drivers 12 Recurring revenue - transaction-based and monthly recurring fees (FusionPoint by TNS) Multi-year contracts with minimum commitments Stabilize margins through effective cost management and migration to broadband technology solutions Card-based transaction volume growth Increasing merchant acceptance of credit and debit cards at the point-of-sale 11.1% CAGR from 2002 to 2007(1) in the use of card-based payments Consumer substitution of more traditional payment forms (checks and cash) Machine-to-machine transactions Growing shift to broadband Growing markets: Wireless (fixed/mobile merchants) Prepay products Loyalty programs Check truncation (Check 21)

Financial Services Division ® ® ® ® ® Overview Sample Customers 13 Mission critical communication services for institutional financial companies Global IP Network ‘Extranet’ for Data and Voice (VoIP) Service over 550+ global financial institutions Services A Private, secure IP community-of-interest-network: TNS ‘Secure Trading Extranet’ Connect institutional financial trading companies with counterparties Money Managers, Brokers, Exchanges, Banks, ECN(s) Supports multiple financial trading protocols Offerings include: Financial Data Transport — Seamless, real-time electronic trading and access to market content. Any IP protocol: FIX, FTP, FAST, Multicast Trader Voice (VoIP) — Secure, customized Voice over IP communications for Automatic & Manual Ring-down broker lines; Hoot ‘n Holler lines. Technology supports VoIP, traditional TDM and Hybrid installations. Cost effective solution for integration with customer disaster recovery implementations Virtual Private Networks — Private VPNs (using Extranet) and Internet-based VPNs

Financial Services Division Globalization of financial markets Standardization of electronic communication protocols, including proliferation of FIX protocol(1) 100% of large-sized brokers 77% of medium-sized brokers 43% of small-sized brokers Fixed monthly fees based on the number of connections between customers on the TNS network (1) The Tower Group Revenue Model Industry Drivers 2003 2004 2005 2006 3,191 9,609 770 1,148 14 2003 2004 2005 2006 0 1,500 3,000 4,500 6,000 7,500 9,000 10,500 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Logical Virtual Connections (LVCs) 0 200 400 600 800 1,000 1,200 1,400 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Customer Endpoints

Telecommunication Services Division TNS operates one of the largest unaffiliated SS7 networks in the U.S. TSD revenues have more than doubled in the past three years TNS recently introduced an exciting suite of Peering and SS7 services for the VoIP industry TNS continues to win new signaling contracts with Cable MSOs ® ® Overview Sample Customers Local Number Portability 15

 Telecommunication Services Division Fixed monthly fee for call-signaling services Per-query fees charged for database access and validation services Revenue Model Industry Drivers 2003 2004 2005 16 2006 7,262 8,203 8,798 9,528 10,362 10,566 10,882 12,692 14,349 16,576 16,800 17,439 17,832 19,366 19,083 19,160 7,155 5,000 7,000 9,000 11,000 13,000 15,000 17,000 19,000 21,000 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 SS7 Signaling Routes Significant number of telecom providers Introduction of new competitive telecom service offerings Influx of VoIP providers and deployment of VoIP services

International Services Division Overview Exciting Customer Portfolio 17 ® ® Unique, global proposition Connectivity, processing and device management service portfolio Community of interest for the payments industry and the financial markets Trusted 3rd party Leveraged customer base and product capabilities across border

International Services Division Industry Drivers Revenue Growth 18 CAGR of 26.3% for 2002-2006 $33.1 $48.5 $77.5 $94.5 $106.2 $- $20.0 $40.0 $60.0 $80.0 $100.0 $120.0 2002 2003 2004 2005 2006 Revenues ($mm) Strong growth in transaction volumes Shift to IP access speeding move away from leased lines Market for outsourced transaction processing emerging in countries outside of the U.S. Developing countries embrace the concept of ‘plastic cash’ SEPA - driving market consolidation and greater cross-border activity In the last year we have expanded into: Poland – adding POS services to initial FSD services Eastern Europe expansion being built from Austrian base Asia Pacific – South Korea, Thailand, India and Malaysia

A Compelling Vision 19

Transaction Network Services - How We Do It Operate multiple data protocols over a common backbone IP (POS, FSD, TSD, ISD) SS7 (POS, TSD) X.25 (ISD, POS) Our optimized networks address our customer data communications needs Offer customers a variety of access methods (IP, DSL, Wireless, Dial, Dedicated) Private, secure, reliable and fast TNS IP Network LEC billing platform ILECs CLECs SMS offload Customers IXCs CLECs Wireless carriers Calling card providers International providers TSD SS7 Network IP, DSL, Wireless, Dial, Dedicated Merchant Processor 20

Why We Win TNS’ Competitive Advantages Primary Competitors Division AT&T, Bloomberg, Radianz, Reuters, SAVVIS, Thomson AT&T, Syniverse, Verisign Local country telecom incumbents APRIVA, AT&T, Cybera, USA Technologies, Verizon Business Secure and discrete service offerings Broad access and rapid deployment Superior support and service FSD Differentiated service suite Network reliability and cost-efficiency Superior support and service TSD Global network for cross-border data transport Optimum performance and value Superior support and service ISD Dedication to data transport offerings Network reliability, speed and value-adds Superior support and service POS TNS: Unique Position; Superior Value/Service Proposition 21

Our Strategy for Growth Develop New Service Offerings Wireless, dedicated and VPN services Vending VoIP Pursue Strategic Acquisitions Expand range of services Accretive to EPS Continue to Expand Customer Base Leverage existing relationships International expansion Growing POS vertical markets Increase Sales to Existing Customers Greater volume from customers Customers expanding abroad Cross-sell full range of services 22

Experienced Management Team

Name	Position	Joined	Background
Henry H. Graham, Jr.	CEO	1998	PaylinX Corp, TNS prior to LBO, OmniLink Communications
Dennis L. Randolph, Jr.	EVP, CFO & Treasurer	2003	Ernst & Young, LLP; Arthur Andersen LLP
Raymond Low	President	1998	PSINet, TNS prior to LBO, Imminus, HSBC
Michael Q. Keegan	Chief Operating Officer	2001	Internet Partnership Group; LeBoeuf, Lamb, Greene and MacRae, L.L.P.
James T. McLaughlin	EVP, General Counsel & Secretary	2007	Motricity, TNS, Media Centers, TNS prior to LBO
Alan R. Schwartz	EVP and GM, FSD	1998	TNS prior to LBO, Datastream International
Mark G. Cole	EVP, Network Operations	1992	TNS prior to LBO, U.S. Army, CSC
Charles Leppert	EVP and GM, TSD	2007	Level 3, Broadwing, Verizon Business (formerly MCI), UUNET
Kent M. Phillips	SVP and GM, POS	2000	TNS prior to LBO, Network Two, EDS
Scott E. Ziegler	SVP and Chief Systems Officer	1992	TNS prior to LBO, Eastern Computers, Inc., Telecom Systems Integrated, Inc.

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TNS

Financial Overview

Financial Highlights Long track record of revenue growth Consistent and predictable EBITDA generation Strong operating cash flows Recurring revenues from multi-year contracts with contracted minimums Conservative balance sheet 24

Annual Revenue by Division ($ in millions) $202.2 $249.1 12% 9% 16% 55% 14% 9% 22% 63% 31% 10% 14% 45% $223.4 $258.9 37% 12% 18% 33% 2002-2006 CAGR: -8.1% 20.9% 13.5% 26.3% 25 $286.2 37% 12% 22% 29% $292.9 38% 21% 12% 29% 2002 2003 2004 2005 2006 LTM Q1 07 POS TSD FSD ISD

Evolving Revenue Mix Improved Revenue Diversification by Growing International, Financial and Telecommunications Divisions 2002 Revenue by Division Q1 07 Revenue by Division 26 FSD 13% TSD 21% POS 27% ISD 39% FSD 9% TSD 12% POS 63% ISD 16%

Adjusted Earnings(1,2) EBITDA and Adjusted Earnings EBITDA(1) ($ in millions) (1) EBITDA and Adjusted Earnings are non-GAAP measures as defined on page 2. EBITDA and Adjusted Earnings include $2.3M in non-recurring pre-tax benefits for 2005. Excluding these benefits EBITDA and Adjusted Earnings for 2005 would have been $66.7 million and $23.3 million, respectively. EBITDA and Adjusted Earnings include $8.9M and $10.6M of non-recurring pre-tax charges, respectively, for 2006. Excluding these charges EBITDA and Adjusted Earnings for 2006 would have been $62.5 million and $18.9 million, respectively. (2) GAAP net (loss) income was $(16.2) million for 2003, $1.6 million for 2004, $5.8 million for 2005 and $(9.9) million for 2006. 27 $54.6 $66.0 $69.0 $53.6 2003 2004 2005 2006 $15.9 $25.4 $24.8 $12.3 2003 2004 2005 2006

Q1:07 Financial Overview ($ in millions except per share amounts) Q1 07 Q1 06 % Chg International Services Division $ 28.2 $ 23.9 18.0% Financial Services Division 9.7 8.4 16.4% Telecommunications Services Division 14.9 14.8 0.6% Point of Sale Division 19.8 18.8 5.4% Total Revenue $72.7 $65.9 10.2% Gross Profit $33.8 $32.9 2.9% Gross Margin 46.5% 49.8% (330)BP EBITDA Before Stock Comp Expense(1) $13.4 $13.6 (2.0)% Adjusted Earnings(1) $3.6 $3.6 0% Adjusted Earnings per Share—Diluted(1) $0.15 $0.15 (x.x)% Cash Flow from Operations $8.5 $10.0 (15.3)% (1) Non-GAAP measures. Included in operating expenses for the first quarter of 2007 is a pre-tax charge of $0.9 million, related to executive severance. Included in operating expenses for the first quarter of 2006 is a pre-tax charge to earnings of approximately $0.7 million, comprised of an approximate $0.5 million charge related to a reserve for litigation that arose during the first quarter and an approximate $0.2 million charge for legal expenses incurred by the special committee of our board of directors. Excluding the first quarter 2007 pre-tax charge and the first quarter 2006 pre-tax charge, EBITDA before stock compensation expense was $14.3 million in first quarter 2007 versus $14.3 million in first quarter 2006 and adjusted earnings were $4.2 million, or $0.17 per share versus $4.0 million, or $0.17 per share. 28

EBITDA1 Calculation ($ in thousands except per share amounts) Q1 07 Q1 06 % Chg Income from operations (GAAP) ($1,663) $2,232 (174.5%) Amortization of intangible assets 6,112 4,931 24.0% Depreciation and amortization of property and equipment 5,804 5,027 15.5% Stock compensation expense (2) 3,100 1,436 115.9% EBITDA before stock compensation expense $13,353 $13,626 (2.0)% 29 (1) Non-GAAP measure. Excluding the pre-tax charges to operating expenses in the first quarter of 2007 and 2006, EBITDA before stock compensation expense was $14.3 million and $14.3 million, respectively. (2) Included in stock compensation expense for the first quarter of 2007 is a charge of $1.5 million related to the modification of outstanding restricted stock units to allow for the right to receive a dividend equivalent payment. Stock compensation expense for the first quarter of 2006 excludes the cumulative catch-up adjustment for estimated forfeitures of ($139,000) for unvested restricted stock units upon the adoption of SFAS No. 123R on January 1, 2006.

Adjusted Earnings1 Calculation ($ in thousands except per share amounts) Q1 07 Q1 06 % Chg Income before income taxes ($4,740) $647 NMF and equity in net loss of unconsolidated Affiliate and cumulative effect of a change In accounting principle, net (GAAP) Equity in net loss of affiliate (64) (1,074) NMF Amortization of intangible assets 6,112 4,931 24.0% Other debt-related costs 1,368 -- NMF Stock compensation expense 3,100 1,297 139.0% Adjusted Earnings Before Taxes $5,776 $5,800 (0.4)% Income tax provision at 38% ($2,195) ($2,204) (0.4)% Adjusted Earnings (1) $3,581 $3,596 (0.4)% Weighted average shares diluted 24,205,783 24,075,573 0.5% Adjusted Earnings Per Share (1) $0.15 $0.15 0.0% 30 (1) Non-GAAP measures. Excluding the pre-tax charges to operating expenses to the first quarter of 2007 and 2006, adjusted earnings was $4.2 million or $0.17 per share and $4.0 million and $0.17 per share, respectively.

 Balance Sheet Highlights (Amounts in millions) Cash and Cash Equivalents $18.7 $ 17.3 Total Current Assets 203.8 100.3 Current Ratio 1.23x 1.45x Net Property and Equipment 55.7 58.4 Total Assets $481.7 $381.7 Long-Term Debt $225.0 $123.3 Stockholders’ Equity 80.6 179.3 Total Debt/Capitalization 73.6% 40.8% Total Liabilities and Equity $481.7 $381.7 Common Shares Outstanding 24.2 24.1 31 Actual 3/31/07 12/31/06

Outlook ($in millions) 2007 2006% Chg Total Revenue ($ millions)$312 – $320$286.29-12% Adjusted Earnings(1)(2) ($ millions)$19.5 – $21.9$18.93-16% Adjusted Earnings Per Share – Diluted (1)(2) $0.80 - $0.90$0.783-15% Q2:07Q2:06% Chg Total Revenue ($ millions)$74 – $77$72.72-6% Adjusted Earnings(1)(3) ($ millions)$2.7 – $3.7$4.1(34)-(10)% Adjusted Earnings Per Share – Diluted (1)(3) $0.11 – $0.15$0.17(34)-(10)% 32 (2) Excluded from adjusted earnings and adjusted earnings per share for 2006 were pre-tax charges of $10.6 million, consisting of $5.8 million in severance, a $1.3 million charge associated with the impairment of one of TNS’ equity method investments, a $1.3 million charge associated with the impairment of vending-related inventory and assets , $1.5 million in fees related to the special committee of the board of directors and $0.7 million in other legal fees. (3) Excluded from operating expenses for the second quarter of 2006 is a pre-tax charge of $0.8 million, including a $0.5 million charge for legal expenses incurred by the special committee of our board of directors and a $0.2 million charge for severance.

Why Invest Significant domestic and international growth opportunities in three distinct markets Scalable networks with significant available capacity Recurring revenues and strong operating cash flows Established blue chip customer base Experienced, innovative management team 33

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